CLAYTON UTZ

MEDALLION TRUST SERIES 2005-1G
FIRST AMENDING AGREEMENT TO LIQUIDITY FACILITY AGREEMENT

Commonwealth Bank of Australia
ABN 48 123 123 124

Perpetual Trustee Company Limited
ABN 42 000 001 007

Securitisation Advisory Services Pty Limited
ABN 88 064 133 946

The Clayton Utz contact for this document is
LOUISE MCCOACH ON +61 2 9353 4000

Clayton Utz
Lawyers
Levels 19-35  No. 1 O'Connell Street  Sydney  NSW  2000  Australia
PO Box H3  Australia Square  Sydney  NSW  1215
T +61 2 9353 4000  F +61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference  801/657/80019362

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FIRST AMENDING AGREEMENT MADE AT SYDNEY ON 25 JANUARY 2005

PARTIES          COMMONWEALTH BANK OF AUSTRALIA ABN 48 123 123 124 of Level
                 1, 48 Martin Place, Sydney, NSW 2000 Australia ("LIQUIDITY
                 FACILITY PROVIDER")

                 PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of Level
                 7, 9 Castlereagh Street, Sydney, NSW 2000 Australia in its
                 capacity as trustee of the Series Trust ("TRUSTEE")

                 SECURITISATION ADVISORY SERVICES PTY LIMITED ABN 88 064 133 946
                 of Level 7, 48 Martin Place, Sydney, NSW 2000 Australia ("SAS"
                 and also hereinafter included within the expression the
                 "MANAGER")

BACKGROUND

A.       On 21 January 2005 the Liquidity Facility Provider, the Manager and the
         Trustee entered into a Liquidity Facility Agreement (the "LIQUIDITY
         FACILITY AGREEMENT").

B.       The Liquidity Facility Provider, the Manager and the Trustee wish to amend the Liquidity Facility Agreement as hereinafter provided.

C.       Pursuant to clause 19.8 of the Liquidity Facility Agreement, the
         Liquidity Facility Agreement may be amended only in accordance with the provisions of clause 33.1(b) of the Series Supplement.

D.       Clause 33.1(b) of the Series Supplement provides that neither the
         Trustee nor the Manager may amend any Transaction Document (other than the Master Trust Deed, the Series Supplement, the Security Trust Deed,
         the Offered Note Trust Deed and the Offered Notes) unless each Rating
         Agency has issued a Rating Affirmation Notice in relation to the amendment.

E.       The Liquidity Facility Agreement is a Transaction Document for the
         purposes of the Series Supplement.

F.       Each Rating Agency has issued a Rating Affirmation Notice in relation to the amendment as hereinafter provided.

THIS AGREEMENT PROVIDES

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1.       DEFINITIONS AND INTERPRETATIONS

1.1      DEFINITIONS

         Unless defined in this Agreement, all terms as defined in the Liquidity
         Facility Agreement have the same meanings in this Agreement.

1.2      INTERPRETATION

         Clauses 1.2 to 1.5 of the Liquidity Facility Agreement apply to this
         Agreement as if set out herein in full.

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2.       AMENDMENT TO LIQUIDITY FACILITY AGREEMENT

         The Liquidity Facility Agreement is amended as follows:

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        (a)      (DEFINITION OF FACILITY LIMIT): paragraph (a) in the definition of "Facility Limit" in clause 1.1 of the Liquidity Facility
                 Agreement is deleted and replaced with:

                 "(a) A$42 million;".

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3.       CONFIRMATION

         The provisions of the Liquidity Facility Agreement, as amended by clause 2, remain in full force and effect.

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4.       MISCELLANEOUS

4.1      GOVERNING LAW

         This Agreement is to be governed by and construed in accordance with the laws of New South Wales.

4.2      COUNTERPARTS

         This Agreement may be executed in a number of counterparts, all of which taken together will be deemed to constitute one and the same document.

4.3      DIRECTION BY THE MANAGER

         By its execution of this Agreement, the Manager directs the Trustee to enter into this Agreement.

4.4      TRUSTEE'S LIMITATION OF LIABILITY

         Clause 15 of the Liquidity Facility Agreement applies to this Agreement as if set out herein in full.

EXECUTED as an agreement.

SIGNED SEALED AND DELIVERED for and on
behalf of COMMONWEALTH BANK OF
AUSTRALIA, ABN 48 123 123 124
by its Attorney under a Power of Attorney
dated          and registered                  ---------------------------------
Book          No.                and                                   Signature
the Attorney declares that the Attorney
has not received any notice of the
revocation of such Power of Attorney,
in the presence of:

-----------------------------------------

Signature of Witness

-----------------------------------------

Name of Witness in full

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SIGNED SEALED AND DELIVERED for and on
behalf of PERPETUAL TRUSTEE COMPANY
LIMITED, ABN 42 000 001 007 by
its Attorney under a Power of Attorney
dated      and registered                      ---------------------------------
Book      No.                and                                       Signature
the Attorney declares that the Attorney
has not received any notice of the
revocation of such Power of Attorney,
in the presence of:

-----------------------------------------

Signature of Witness

-----------------------------------------

Name of Witness in full

SIGNED SEALED AND DELIVERED for and on
behalf of SECURITISATION ADVISORY
SERVICES PTY LIMITED, ABN 88 064 133
946 by its Attorney under a Power of
Attorney dated      and registered             ---------------------------------
Book      No.                and                                       Signature
the Attorney declares that the Attorney
has not received any notice of the
revocation of such Power of Attorney,
in the presence of:

-----------------------------------------

Signature of Witness

-----------------------------------------

Name of Witness in full

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